SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. _____________)

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The Hartford Income Shares Fund, Inc.
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November 10, 2003

The Hartford Income Shares Fund, Inc.

Dear Shareholder:

You are cordially invited to attend the annual meeting of the shareholders of The Hartford Income Shares Fund, Inc. The meeting will take place on December 16, 2003 at 8:30 a.m. Eastern Time at the offices of Hartford Life Insurance Company, 200 Hopmeadow Street, Simsbury, Connecticut.

Additionally, we request that you complete the enclosed Proxy Card for the upcoming meeting. As explained in the enclosed Proxy Statement, the purpose of the meeting is to elect the Fund's Board of Directors, consider changes to, or the elimination of, fundamental investment policies of the Fund, and ratify the selection of Ernst & Young LLP as independent public accountants for the Fund. The Fund's Board of Directors has reviewed and approved these proposals and recommends that you vote FOR each proposal.

The attached Proxy Statement provides more information on these proposals. Please read it carefully and return your completed Proxy Card in the enclosed, addressed, postage-paid envelope, or take advantage of the telephonic or Internet voting procedures described in the Proxy Statement. If you have any questions in connection with these materials please call us at 1-888-843-7824.

Very truly yours,

/s/ David M. Znamierowski

David M. Znamierowski
President

THE HARTFORD INCOME SHARES FUND, INC.
500 Bielenberg Drive, Woodbury, Minnesota 55125
Mailing Address: P.O. Box 64387, St. Paul, Minnesota 55164

NOTICE OF ANNUAL SHAREHOLDERS' MEETING

TO BE HELD ON DECEMBER 16, 2003

The annual meeting of the shareholders of The Hartford Income Shares Fund, Inc. (the "Company") will be held at the offices of Hartford Life Insurance Company ("Hartford Life"), 200 Hopmeadow Street, Simsbury, Connecticut, on Tuesday, December 16, 2003, at 8:30 a.m. Eastern Time for the following purposes:

1.     To elect a Board of Directors consisting of the eight nominees described in the attached Proxy Statement.

2.     To ratify the selection by the Board of Directors of the Company of Ernst & Young LLP as independent public accountants for the Company for the fiscal year ending July 31, 2004.

3.     To approve proposals to eliminate or revise certain fundamental investment policies of the Company.

4.     To transact such other business as may properly come before the meeting.

Shareholders of record on October 31, 2003 are the only persons entitled to notice of and to vote at the meeting.

Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE THE COMPANY ANY FURTHER SOLICITATION EXPENSE. An addressed envelope for which no postage is required is enclosed.

   /s/ Kevin J. Carr

                                                                                                                                               Kevin J. Carr  Secretary

Dated: November 10, 2003

THE HARTFORD INCOME SHARES FUND, INC.
500 Bielenberg Drive, Woodbury, Minnesota 55125
Mailing Address: P.O. Box 64387, St. Paul, Minnesota 55164

 PROXY STATEMENT

ANNUAL MEETING OF THE SHAREHOLDERS -- DECEMBER 16, 2003

The enclosed proxy card is solicited by the Board of Directors of The Hartford Income Shares Fund, Inc. (the "Company") in connection with the annual meeting of shareholders of the Company to be held December 16, 2003, and at any adjournment (rescheduling) of the meeting. The costs of solicitation, including the cost of preparing and mailing the Notice of Annual Shareholders' Meeting and this Proxy Statement, will be paid by the Company, and such mailing will take place on approximately November 10, 2003. Representatives of Hartford Administrative Services Company ("HASCO"), the dividend disbursement agent for the Company, and Hartford Life Insurance Company ("Hartford Life"), without cost to the Company, may solicit proxies for the management of the Company by means of mail, telephone, or personal calls. The address of HASCO is that of the Company as provided above. The Company has also engaged D.F. King & Co., Inc. ("D.F. King") to solicit proxies from institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses, of up to $19,000. Hartford Life, and Hartford Investment Financial Services, LLC ("HIFSCO"), which serves as the Company's investment adviser, principal underwriter and administrator, are principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06070.

Shareholders may revoke authority to vote their shares by giving written notice of revocation to the Secretary of the Company. Unless revoked, properly executed proxy cards that have been returned by shareholders without instructions will be voted "for" each proposal. In instances where choices are specified by the shareholders in the proxy card, those shareholders' votes will be voted or the votes will be withheld in accordance with the shareholders' choices. With regard to the election of directors, votes may be cast in favor or withheld. Abstentions may be specified for Proposals II and III (ratification of independent public accountants and changes to fundamental investment policies). Abstentions, votes withheld with respect to the election of directors and broker non-votes (proxy cards received by the Company from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the meeting, and will have the same effect as a vote "against" such item. So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

In addition to completing and returning the enclosed proxy card, shareholders are also able to vote their shares by touchtone telephone or by Internet by following the instructions included with the proxy card accompanying this Proxy Statement. To vote by Internet or by telephone, shareholders can access the website or call the toll-free number listed on the proxy card. To vote by Internet or by telephone, shareholders will need the "control number" that appears on the proxy card. After inputting this number, shareholders will be prompted to provide their voting instructions on the proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.

In certain instances, D.F. King may call shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to confirm that shareholders received the Notice of Annual Shareholders' Meeting and Proxy Statement, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a shareholder should vote on the proposals other than to refer to the recommendation of the Board as stated in the Proxy Statement. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the shareholders'

instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the shareholder.

Only those shareholders owning shares as of the close of business on October 31, 2003 may vote at the meeting or any adjournments of the meeting. As of that date, there were issued and outstanding 12,980,311 common shares, $0.001 par value. Common shares represent the only class of securities of the Company. Each shareholder is entitled to one vote for each share held.

In order to have a quorum and hold the annual meeting, shareholders owning a majority of the shares of the Company entitled to vote at the meeting must be present in person or by proxy. If a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of votes. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposals that are the subject of the meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy.

A copy of the Company's most recent annual report is available upon request. If you would like to receive a copy, please contact the Company at P.O. Box 64387, St. Paul, Minnesota 55164 or call 1-888-843-7824, and a copy will be sent, without charge, by first class mail within three business days of your request.

SHARE OWNERSHIP

The following table sets forth the dollar range of equity securities beneficially owned by each director of the Company and on an aggregate basis in any registered investment companies overseen by the director within the Hartford Fund Family as a group, as of September 30, 2003.
Beneficial Owner	Dollar Range of Equity Securities in the Company	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies overseen by Director in the Hartford Fund Family*
Non-Interested Directors
Lynn S. Birdsong	None	None
Winifred E. Coleman	None	Over $100,000
Dr. Robert M. Gavin	None	Over $100,000
Duane E. Hill	None	None
Phillip O. Peterson	None	$10,001 - $50,000
Millard H. Pryor, Jr.	None	$50,001 - $100,000
Interested Directors
Thomas M. Marra	None	Over $100,000
Lowndes A. Smith	None	Over $100,000

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*The Hartford Fund Family currently consists of two open-end investment companies and one closed-end investment company.

As of September 30, 2003, all directors and officers as a group owned less than 1% of the outstanding shares of the Company. As of this date, no person, to the knowledge of Company management, owned beneficially more than 5% of the voting shares of the Company.

As of the same date, none of the non-interested directors (or their immediate family members) had share ownership in securities of the Company's investment adviser, principal underwriter or in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Company (not including registered investment companies).

PROPOSAL ONE
ELECTION OF DIRECTORS

At the meeting, shareholders will be asked to elect eight members to the Company's Board of Directors. It is intended that the enclosed proxy card will be voted for the election of the eight persons named below as directors unless such authority has been withheld in the proxy card. All of the nominees currently serve as directors of the Company. The term of office of persons elected will be until the next annual meeting of the shareholders or until their successors are elected and shall qualify. Pertinent information regarding each nominee's principal occupation and business experience during at least the past five years, number of portfolios overseen and other directorships held is set forth below. The mailing address of each nominee is: c/o Secretary, The Hartford Income Shares Fund, Inc., 55 Farmington Avenue, Hartford, CT 06105.

Nominees for Election as Non-Interested Directors

Name and Age	Position Held with the Company	Term of Office* and Has Served Since	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
LYNN S. BIRDSONG[1] (age 57)	Director	2003	From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. In 2003, Mr. Birdsong became an Independent Director of the Atlantic Whitehall Funds and The Japan Fund; during his employment with Scudder, he was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.	72	N/A
WINIFRED E. COLEMAN[1] (age 71)	Director	2002	Ms. Coleman has served as President of Saint Joseph College since 1991 and President of Cashel House, Ltd. (retail) since 1985.	72	N/A
DR. ROBERT M. GAVIN[1] (age 63)	Director	1986	Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.	72	Dr. Gavin is a Director of Systems of Computer Technology Corporation.
DUANE E. HILL[1] (age 58)	Director	2002	Mr. Hill is Partner Emeritus and a founding partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies. Mr. Hill is also a Partner of TSG Ventures L.P., a private equity investment company that invests primarily in minority-owned small businesses.	72	N/A
PHILLIP O. PETERSON[1] (age 59)	Director	2000	Mr. Peterson is a mutual fund industry consultant. He was a Partner of KPMG LLP until July 1999.	72	N/A
MILLARD H. PRYOR, JR.[1] (age 70)	Director	2002	Mr. Pryor has served as Managing Director of Pryor & Clark Company (real estate investment), Hartford, Connecticut, since June, 1992.	72	Mr. Pryor is a Director of Infodata Systems, Inc. (software company), CompuDyne Corporation (security products and services) and August Financial Holding Company (advisory services).

Nominees for Election as Interested Directors
Name and Age	Position Held with the Company	Term of Office* and Has Served Since	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
THOMAS M. MARRA** (age 45)	Director and Chairman of the Board	2002

Mr. Marra is President and Chief Operating Officer of Hartford Life, Inc. He is also a member of the Board of Directors and a member of the Office of the Chairman for The Hartford Financial Services Group, Inc. ("The Hartford"), the parent company of Hartford Life, Inc. Mr. Marra was named President of Hartford Life, Inc. in 2001 and COO in 2000, and served as Executive Vice President and Director of Hartford Life, Inc.'s Investment Products Division from 1998 to 2000. He was head of Hartford Life Inc.'s Individual Life and Annuities Division from 1994 to 1998 after being promoted to Senior Vice President in 1994 and to Executive Vice President in 1996. Mr. Marra is also a Managing Member and President of HIFSCO and HL Investment Advisors LLC.

				72	Mr. Marra is a director of The Hartford.
LOWNDES A. SMITH** (age 64)	Director	2002	Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002.	72	N/A

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* Each director serves until his or her death, resignation, or retirement or until the next annual meeting of stockholders, if any, is held and his or her successor is elected and qualifies.

** Denotes the director who is an interested person, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Company. Mr. Marra is an interested director of the Company due to the positions he holds with affiliates of the Company, including serving as Managing Member and President of HIFSCO. Mr. Smith is an interested director of the Company because he owns stock of the parent company of HIFSCO, the Company's investment adviser.

1Member of the Audit Committee of the Board of Directors.

The Company has an Audit Committee of the Board of Directors. The Audit Committee currently consists of all non-interested directors of the Company. Each member of the Audit Committee is considered to be "independent" within the meaning of the rules of the New York Stock Exchange. The Audit Committee met four times during the fiscal year ended July 31, 2003.

The functions performed by the Audit Committee, which are contained in the Audit Committee's written charter, are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Company for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Company on matters concerning the Company's financial statements and reports, including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Company from the firm of nonaudit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Company's officers and directors.

The non-interested directors comprise the Nominating Committee of the Board of Directors. The Nominating Committee met twice during the fiscal year ended July 31, 2003. The function of the Nominating Committee is to screen and select candidates to the Board of Directors. Any recommendations for nominees should be directed to the Secretary of the Company, who will forward them to the Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria. The Company does not have a standing compensation committee of the Board of Directors.

During the Company's fiscal year ended July 31, 2003, there were six meetings of the Board of Directors. No director attended or participated telephonically in fewer than 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of the Board on which such director served.

The Company pays no compensation to any director or officer who is an officer or employee of HIFSCO, HASCO, Hartford Life or any affiliated company. During the fiscal year ended July 31, 2003, the Company paid a fee to each director who is not an officer or employee of HIFSCO, HASCO or Hartford Life.

The following table sets forth the compensation that each director received during the fiscal year ended July 31, 2003 from the entire Fund Complex (which includes the Company and other Hartford-sponsored mutual funds) and the portion from the Company.
Name of Person, Position	Aggregate Compensation from the Company	Pension Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Directors by all Funds in the Hartford Fund Complex*
Non-Interested Directors
Lynn S. Birdsong1	$59	$0	$0	$18,000
Winifred E. Coleman	$236	$0	$0	$71,500
Dr. Robert M. Gavin	$236	$0	$0	$71,500
Duane E. Hill	$236	$0	$0	$71,500
William A. O'Neill2	$7	$0	$0	$21,000
Phillip O. Peterson	$232	$0	$0	$70,500
Millard H. Pryor, Jr.	$236	$0	$0	$71,500
John K. Springer3	$195	$0	$0	$59,010
Interested Directors
Thomas M. Marra	$0	$0	$0	$0
Lowndes A. Smith	$232	$0	$0	$70,500

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* There were seventeen registered investment companies included in the Hartford Fund Complex during the fiscal year ended July 31, 2003.
1 Mr. Birdsong became a director on May 13, 2003.
2 Mr. O'Neill retired as a director on August 1, 2002.
3Mr. Springer retired as a director on May 13, 2003.

The Board of Directors recommends that shareholders vote in favor of the eight individuals listed as Nominees for Election to serve as directors of the Company. A plurality of the votes properly cast in person or by proxy at the meeting is required for the election of directors. This means that the eight nominees receiving the highest number of "FOR" votes will be elected. Unless otherwise instructed, the proxies will vote for the eight nominees. All of the nominees have consented to serve as directors if elected. In the event any of the nominees are not candidates for election at the meeting, the proxies may vote for such other persons according to their best judgment. Nothing currently indicates that such a situation will arise.

PROPOSAL TWO
RATIFICATION OF
INDEPENDENT PUBLIC ACCOUNTANTS

The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or of its investment adviser. The 1940 Act provides that the selection be submitted for ratification or rejection by the shareholders at an annual meeting.

On August 5, 2003, the Board of Directors, upon the recommendation of the Company's Audit Committee, determined to select Ernst & Young LLP ("E&Y") as independent accountants for the Company's current fiscal year. On August 1, 2002, E&Y was selected as independent accountants for the Company's fiscal year ended July 31, 2003, and KPMG LLP's ("KPMG") engagement as independent accountants for the Company was terminated. The determination to retain E&Y and to terminate KPMG's engagement was made by the Board of Directors, upon the recommendation of the Company's Audit Committee. The action was not the result of any disagreement or difference of opinion between the Company or their management and KPMG. There has not been any such disagreement or difference of opinion with either KPMG or E&Y during the past two fiscal years of the Company. No opinion expressed by KPMG or E&Y on the financial statements of the Company during the last two fiscal years was qualified, disclaimed or adverse.

It is not expected that representatives of E&Y will be present at the meeting, but they will be given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The Board of Directors recommends that shareholders vote in favor of the ratification of E&Y as the independent public accountants for the Company. The affirmative vote of a majority of the shares represented at the meeting, provided at least a quorum (more than 50% of the outstanding shares) is represented in person or by proxy, is sufficient for the ratification of the selection of the independent public accountants. Unless otherwise instructed, the proxies will vote for the ratification of the selection of E&Y as the Company's independent public accountants.

PROPOSAL THREE
CHANGES TO FUNDAMENTAL INVESTMENT POLICIES

As described in the following proposals, HIFSCO has recommended to the Board of Directors, and the Board of Directors is recommending to shareholders, that fundamental investment policies of the Company be eliminated or revised. The purpose of these proposals is to conform the policies to those of other funds in the Hartford Fund Family, to promote administrative convenience, to update certain policies in light of market and regulatory changes and to provide increased investment flexibility. No material change in the Company's investment strategy or approach is expected as a result of the proposed changes to the Company's fundamental investment policies. The Board of Directors has determined that these changes are in the best interests of the Company's shareholders and recommends that shareholders approve each of the proposals.

Background

The Company has adopted certain "fundamental" investment policies. Fundamental investment policies or restrictions can be changed only by shareholder vote. Some of the Company's fundamental investment policies were adopted in order to comply with the requirements of the 1940 Act. Others were adopted in the past in response to regulatory, business or industry requirements or conditions that in many cases no longer prevail. The specific proposals, and HIFSCO's reasons for recommending them, are described below. Many of the proposed revised fundamental policies are the same as those that apply to other funds in the Hartford Fund Family.

The effect of implementing these proposals should be to reduce the compliance burdens of monitoring, and ensuring compliance with, varying sets of fundamental policies--some differing from each other by only a few words -- across the Hartford Fund Family.

If shareholders do not approve a proposal, the fundamental investment policy in question will remain in effect and the Board of Directors will determine any further appropriate steps to take.

Proposals

Note: Appendix A to this Proxy Statement sets out the specific fundamental investment policies proposed to be eliminated or revised, and the text of any proposed revision. The descriptions of the proposed eliminations or revisions set out below are qualified in their entirety by reference to Appendix A.

        A.     (i)     Proposal to revise the fundamental policy regarding the issuing of senior securities.

               (ii)     Proposal to revise the fundamental policy regarding the borrowing of money.

If this proposal is approved by shareholders, the Company's fundamental policy regarding borrowing money and issuing senior securities will be combined to read as follows:

The Company will not borrow money or issue any class of senior securities, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

The Company is currently subject to fundamental policies that it will not:

(1) issue any senior securities, except insofar as any borrowing permitted in (2) below might be considered to be the issuance of senior securities, provided, that the Company may enter into, hold, and dispose of interest rate futures contracts and may make deposits or have similar arrangements in connection therewith, unless if, immediately thereafter, the sum of (a) the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales of the Company and (b) the aggregate purchase prices under open futures contract purchases of the Company, would exceed 25% of the total assets of the Company, at market value; and

(2) Borrow money except:

(a)     On an unsecured basis from banks or other lending institutions in negotiated transactions in order to purchase securities and may issue, publicly or privately from time to time, bonds, debentures or notes, in series or otherwise, with such interest rates and other terms and provisions as the Board of Directors of the Company may from time to time determine, provided that immediately after any such borrowing or issuance, the Company's senior securities representing indebtedness (as defined in the Investment Company Act of 1940) will have an asset coverage of at least 300% and that all other applicable requirements of the Investment Company Act of 1940 are met. The Company may borrow funds on an unsecured basis to purchase securities, provided that the aggregate amount of such borrowings at the date such borrowings are incurred does not exceed 20% of the value of the total assets of the Company. Such borrowings may be for long or short-term and, subject to compliance with applicable legal requirements, including applicable provisions of the Investment Company Act of 1940, may be evidenced by documented discount notes or other short-term notes of the Company generally referred to as "commercial paper". If deemed advisable by the Board of Directors, amounts borrowed may be repayable on demand.

(b)     From banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.

(c)     The limitations on borrowing money shall not apply to interest rate futures contracts as described in (1) above.

The 1940 Act generally permits a fund to borrow money from a bank in an amount equal to one-third of its total assets, including the amount borrowed. A fund may engage in other types of transactions that create leverage, such as reverse repurchase agreements, if it complies with various regulatory requirements (for example, the segregation of assets). This proposal is recommended to clarify that the Company has the ability to borrow money to full extent consistent with law or regulatory interpretation. If this proposal is approved, the Company will be permitted to borrow money in any manner consistent with the 1940 Act, which may include the use of reverse repurchase agreements, purchases of securities on margin, and other leveraging techniques.

The proposed fundamental policy is intended to promote consistency among the fundamental policies of the Hartford Fund Family. The proposed policy, like the existing policies, would permit the Company to borrow money for the purpose of investing in additional securities, and while it is similar to the current policy, the proposed policy would allow the Company more flexibility to borrow money or issue senior securities up to a greater amount of its total assets. This practice, known as "leverage," would increase the Company's market exposure and its risk. When the Company has borrowed money for leverage and its investments increase or decrease in value, the Company's net asset value will normally increase or decrease more than if it had not borrowed money. The Company would also incur interest expense on borrowed money. The extent to which the Company borrows money and the amount it may borrow depends, in part, on market conditions and interest rates. Successful use of leverage would depend on the Company's portfolio manager's ability to predict market movements correctly.

If adopted by shareholders, this policy is not expected to alter the investment practices of the Company.

B.     Proposal to revise the fundamental policy regarding the pledging, mortgaging or hypothecating of the Company's assets and to make the policy non-fundamental.

If this proposal is approved by shareholders, the Company's policy regarding the pledging, mortgaging or hypothecating of the Company's assets will be changed from fundamental to non-fundamental and will read as follows:

The Company may not pledge, mortgage or hypothecate its assets, except to the extent required to secure permitted borrowings. This investment restriction shall not apply to any required segregated account, securities lending arrangements or other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options.

The Company is currently subject to a fundamental policy that it will not:

Mortgage, pledge or hypothecate its assets except to secure temporary or emergency borrowing in an amount not exceeding 15% of the value of its total assets, provided, that the Company may enter into, hold, and dispose of interest rate futures contracts and may make deposits or have similar arrangements in connection therewith, unless if, immediately thereafter, the sum of (a) the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales of the Company and (b) the aggregate purchase prices under open futures contract purchases of the Company, would exceed 25% of the total assets of the Company, at market value.

The proposed fundamental policy is intended to standardize the fundamental policies among the Hartford Fund Family. While it is similar to the current policy, the proposed policy would allow the Company greater flexibility to secure borrowings, the risks of which are described in proposal III(A) above. Fundamental investment polices cannot be changed without shareholder approval. HIFSCO has recommended to the Board of Directors that this policy be reclassified from fundamental to non-fundamental. This policy is not required to be fundamental, and as a non-fundamental investment policy, the policy could be changed by the Board of Directors without shareholder approval if the directors deem the change to be in the best interests of shareholders. HIFSCO has proposed these changes in order to provide flexibility to conduct the investment program of the Company in response to changing market conditions and circumstances consistent with applicable laws in effect from time to time, without the expense and delay associated with presenting the change to shareholders for approval at a shareholders' meeting.

The Board of Directors does not expect to use this flexibility frequently. However, the directors would be in a position to change the policy in circumstances when a change, in the directors' judgment, would be in the best interests of the Company's shareholders.

C.     Proposal to revise the fundamental policy regarding underwriting securities.

The Company has a fundamental investment restriction prohibiting it from underwriting securities, except to the extent that that sale of portfolio securities by the Company may be deemed to be an underwriting. If this proposal is approved by shareholders, the Company's fundamental policy regarding underwriting will be amended and restated as follows:

The Company will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Company may be deemed an underwriter under applicable laws.

The proposed fundamental policy is substantially similar to the current policy and is intended to standardize the fundamental policies among the Hartford Fund Family. If adopted by shareholders, this policy is not expected to alter the investment practices of the Company.

D.     Proposal to revise the fundamental policy regarding investments in real estate and interests therein.

The Company has a fundamental investment restriction prohibiting it from purchasing or selling real estate, except that it may purchase or sell securities owned by companies owning real estate or interests therein. If shareholders approve this proposal, the Company's fundamental policy regarding investments in real estate and interests therein will be amended and restated as follows:

The Company will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.

The proposed fundamental policy is substantially similar to the current policy and is intended to standardize the fundamental policies among the Hartford Fund Family. If adopted by shareholders, this policy is not expected to alter the investment practices of the Company.

E.     Proposal to revise the fundamental policy regarding purchases and sales of commodities and commodities contracts.

The Company is subject to a fundamental policy providing that it will not invest in commodities or commodity contracts, except that the Company may enter into, hold, and dispose of interest rate futures contracts and may make deposits or have similar arrangements in connection therewith. The Company will not enter into any interest rate futures contract if, immediately thereafter, the sum of (a) the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales of the Company and (b) the aggregate purchase prices under open futures contract purchases of the Company, would exceed 25% of the total assets of the Company, at market value. The Company may also purchase, hold, exercise, or dispose of fixed income securities options, provided that the total premium cost of options outstanding at any time shall not be in excess of 5% of the Company's total assets.

If this proposal is approved by the shareholders, the Company's fundamental policy relating to investments in commodities or commodities contracts will be amended and restated to read as follows:

The Company will not purchase or sell commodities or commodities contracts, except that the Company may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

The proposed policy is similar to the current policy and is recommended to standardize the fundamental policies across the Hartford Fund Family. The 1940 Act requires that a fund state as a fundamental investment policy the extent to which it may engage in the purchase and sale of commodities. At the time the 1940 Act was enacted, the term "commodities" was understood to refer principally to physical commodities such as agricultural products, precious and base metals, oil and gas, and the like. In recent years, however, a variety of new financial contracts and instruments, such as interest rate, currency, and securities index futures contracts, have been created which may be considered to be "commodities" for regulatory purposes.

The Company does not intend to materially change its current practices with respect to investment in commodities, although the proposed policy would allow the Company more flexibility with regards to investments in commodities or commodities contracts. The use by the Company of financial futures contracts and other financial instruments (including those that would be permitted under the proposed policy) entails certain risks, including the risk that the Company's portfolio manager may be unable to forecast market and currency exchange rate movements correctly. Should markets or exchange rates move in an unexpected manner, the Company may not achieve the anticipated benefits of the financial instruments or may realize losses and thus be in a worse position than if such financial instruments had not been used. In addition, the imperfect correlation between movements in the prices or values of financial instruments and movements in the prices of any securities or currencies hedged using such instruments or used for cover may result in unanticipated losses. The Company's ability to dispose of or close out its positions in financial instruments will depend on the availability of liquid markets in such instruments. The Company may be unable to dispose of a financial instrument, or otherwise to close out its position in a financial instrument, at a time or price its portfolio manager considers desirable, and so may be unable to realize a gain on such a financial instrument or limit a loss on such a financial instrument at a desired time or price.

F.     Proposal to revise the fundamental policy regarding the diversification of investments.

The Company is currently subject to a fundamental policy prohibiting it from investing more than 5% of the value of its total assets in the securities of any one issuer (other than securities of the Unites States Government or its agencies or instrumentalities) or purchasing more than 10% of any class of the outstanding voting securities of any one issuer. This policy is being revised to read:

The Company has elected to be classified as a diversified closed-end management investment company.

This nonmaterial revision of this fundamental policy is proposed for administrative purposes only and is not intended to change the investment practices of the Company. The revision of the policy will not affect the classification of the Company as a "diversified" investment company under Section 5(b)(l) of the 1940 Act.

In order to be classified a "diversified" investment company under Section 5(b)(l) of the 1940 Act, an investment company must limit the amount of an issuer's voting securities it holds in accordance with that Section. The Company is currently classified as a diversified fund under the 1940 Act, and it adopted, as a fundamental policy, a restriction based on the language of Section 5(b)(1). Although the 1940 Act requires that a fund be classified as either a diversified or a non-diversified fund, it does not require that the diversification requirements be adopted as a fundamental policy.

The revision of the current policy should allow the Company to remain a diversified investment company despite any future amendments or changes to the definition of "diversified" investment company under Section 5(b)(1), without having to seek shareholder approval.

G.     Proposal to make the fundamental policy regarding restricted securities non-fundamental.

The Company is subject to a fundamental policy that prohibits it from investing more than 25% of the value of its total assets in securities which have been acquired through private placement transactions (restricted securities). The change from fundamental to non-fundamental is proposed for administrative purposes only and is not intended to change the investment practices of the Company.

Fundamental investment polices cannot be changed without shareholder approval. HIFSCO has recommended to the Board of Directors that this policy be reclassified from fundamental to non-fundamental. This policy is not required to be fundamental, and as a non-fundamental investment policy, the policy could be changed by the Board of Directors without shareholder approval if the directors deem the change to be in the best interests of shareholders. HIFSCO has proposed these changes in order to provide flexibility to conduct the investment program of the Company in response to changing market conditions and circumstances consistent with applicable laws in effect from time to time, without the expense and delay associated with presenting the change to shareholders for approval at a shareholders' meeting.

The Board of Directors does not expect to use this flexibility frequently. However, the directors would be in a position to change the policy in circumstances when a change, in the directors' judgment, would be in the best interests of the Company's shareholders.

H.     Proposal to revise the fundamental policy regarding investment concentrations within a particular industry.

The Company is subject to a fundamental policy providing that it will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. As to utility companies, gas, electric, water and telephone companies are considered as separate industries. If this proposal is approved by the shareholders, the fundamental policy relating to the concentration of investments will be amended and restated as follows:

The Company will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Company's total assets would be invested in the securities of companies whose principal business activities are in the same industry. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries.

The proposed fundamental policy is substantially similar to the current policy and is intended to standardize the fundamental policies among the Hartford Fund Family. If adopted by the shareholders, this policy is not expected to alter the investment practices of the Fund.

If the Company concentrates its investments in a particular industry or industries, it could be exposed to greater risk to the extent that the particular industry or industries in which it concentrates experiences adverse changes, and it may be more volatile than one whose investments are more broadly distributed among industries.

I.    (i)     Proposal to eliminate the fundamental policy regarding securities of, or guaranteed by, the Canadian government.

(ii)     Proposal to eliminate the fundamental policy regarding purchasing or retaining securities beneficially owned by the Company's officers or directors.

(iii)   Proposal to eliminate the fundamental policy regarding securities trading accounts.

(iv)    Proposal to eliminate the fundamental policy regarding investments in puts, calls or combinations thereof.

The Company is currently subject to fundamental policies prohibiting it from (i) investing more than 25% of the value of its total assets in securities of, or guaranteed by, the Government of Canada or a Province of Canada or any instrumentality or subdivision thereof; (ii) purchasing or retaining the securities of any issuer if those officers or directors of the Company or its investment adviser who individually own more than 0.5% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities; (iii) participating on a joint or a joint and several basis in any securities trading account; and (iv) investing in puts, calls or combinations thereof, provided that the Company may invest in interest rate futures contracts or fixed income securities options subject to certain limitations.

The elimination of these fundamental policies is proposed for administrative purposes only and is not intended to materially change the investment practices of the Company. These changes are intended to reduce administrative burdens by eliminating fundamental policies that are not required and are not expected to apply to other funds in the Hartford Fund Family. In addition, HIFSCO has proposed these changes in order to provide flexibility to conduct the investment program of the Company in response to changing market conditions and circumstances consistent with applicable laws in effect from time to time, and the Board of Directors has deemed such changes to be in the best interests the Company's shareholders.

The use of puts and calls or combinations thereof involves certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of the portfolio manager to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections; (2) imperfect correlation between movements in the price of the securities used for cover; (3) the fact that skills and techniques needed to trade options are different from those needed to select the securities in which the Company invests; (4) lack of assurance that a liquid secondary market will exist for any particular option at any particular time, which may affect the Company's ability to establish or close out a position; (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of the Company's assets to cover its obligations; and (6) the possible need to defer closing out certain options in order to continue to qualify as a "regulated investment company" for tax purposes. In the event that the anticipated change in the price of the securities that are the subject of such a strategy does not occur, the Company may have been in a better position had it not used such a strategy.

J.     Proposal to revise the fundamental policy regarding the making of loans.

The Company has a fundamental investment policy prohibiting it from making loans, except that it may (i) lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets if such loans are secured by collateral equal to at least the market value of the securities lent, provided that such collateral shall be limited to cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents; and (ii) purchase debt securities through private placements (restricted securities) in accordance with the Company's investment objectives and policies. If shareholders approve this proposal, the Company's fundamental policy regarding loans will be amended and restated as follows:

The Company will not make loans, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

The proposed fundamental policy is similar to the one currently in place, and would impose no limitations on the Company's lending other than those imposed by the 1940 Act and applicable regulation. The proposal is intended to standardize the fundamental policies among the Hartford Fund Family and to maximize the ability of the Company to respond to regulatory changes.

When the Company makes a loan, it takes the risk that the person or entity to which it makes the loan will be unable or unwilling to repay the loan. Any such failure to repay a loan or any delay in repaying a loan would likely result in a loss to the Company. When the Company lends its portfolio securities to another party, the Company has the potential to increase its current income while retaining the securities' potential for capital appreciation. Such loans are at all times secured by cash or other collateral and involve some risk to the Company if the other party should default on its obligation to return the securities or to make related payments. If the other party should become involved in bankruptcy proceedings, the Company may encounter a delay in recovery of or even a loss of rights in the collateral.

If adopted by shareholders, this policy is not expected to alter the investment practices of the Company. Under current positions of the SEC staff, no fund may lend securities with a value of greater than 33 1/3% of the value of the fund's assets. If the staff alters its current positions regarding portfolio lending to permit more flexibility, the proposed policy would allow the Company increased flexibility in portfolio lending without seeking shareholder approval.

K.   (i)     Proposal to revise the fundamental policy regarding the purchasing of securities on margin and to make the policy non-fundamental.

(ii)     Proposal to revise the fundamental policy regarding short sales and to make the policy non-fundamental.

(iii)     Proposal to revise the fundamental policy regarding interest rate futures contracts and to make the policy non-fundamental.

The Company is subject to a fundamental investment policy that it will not purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, provided that the Company may invest in interest rate futures contracts or fixed income securities options subject to certain limitations. If this proposal is approved by shareholders, the Company's policy regarding the purchasing of securities on margin will be changed from fundamental to non-fundamental and will read as follows:

The Company may not purchase any securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities). The deposit or payment by the Company of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

The Company is also subject to a fundamental investment policy that it will not make short sales, except for sales "against the box," provided that the Company may invest in interest rate futures contracts subject to certain limitations. A short sale is usually defined as one where the seller does not own the shares sold. Short sales "against the box" are short sales of securities which are also held as long positions by the seller. If this proposal is approved by shareholders, the Company's policy regarding short sales will be changed from fundamental to non-fundamental and will read as follows:

The Company may not sell securities short except for short sales against the box.

Finally, the Company is subject to a fundamental investment policy that it may enter into, hold, and dispose of interest rate futures contracts and may make deposits or have similar arrangements in connection therewith. The Company will not enter into any interest rate futures contract if, immediately thereafter, the sum of (a) the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales of the Company and (b) the aggregate purchase prices under open futures contract purchases of the Company, would exceed 25% of the total assets of the Company, at market value. The Company may purchase, hold, exercise, or dispose of fixed income securities options, provided that the total premium cost of options outstanding at any time shall not be in excess of 5% of the Company's total assets. If this proposal is approved by shareholders, the Company's policy regarding interest rate futures contracts will be changed from fundamental to non-fundamental and will read as follows:

The Company may enter into, hold, and dispose of interest rate futures contracts and may make deposits or have similar arrangements in connection therewith. The Company may purchase, hold, exercise, or dispose of fixed income securities options, provided that the total premium cost of options outstanding at any time shall not be in excess of 5% of the Company's total assets.

These proposed non-fundamental policies are substantially similar to the current, corresponding fundamental policies, and are intended to standardize the fundamental and/or non-fundamental policies among the Hartford Fund Family. The change from fundamental to non-fundamental is proposed for administrative purposes only and is not intended to materially change the investment practices of the Company.

Fundamental investment polices cannot be changed without shareholder approval. HIFSCO has recommended to the Board of Directors that these policies be reclassified from fundamental to non-fundamental. These policies are not required to be fundamental, and as non-fundamental investment policies, they could be changed by the Board of Directors without shareholder approval if the directors deem the change to be in the best interests of shareholders. HIFSCO has proposed these changes in order to provide flexibility to conduct the investment program of the Company in response to changing market conditions and circumstances consistent with applicable laws in effect from time to time, without the expense and delay associated with presenting the change to shareholders for approval at a shareholders' meeting.

The Board of Directors does not expect to use this flexibility frequently. However, the directors would be in a position to change a policy in circumstances when a change, in the directors' judgment, would be in the best interests of the Company's shareholders.

Recommended Shareholder Action and Required Vote. The Board of Directors recommends that shareholders vote for each of the foregoing proposals. Approval by the Company of the foregoing proposals requires the affirmative vote of a "majority of the outstanding voting securities" of the Company (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Company or (2) 67% or more of the shares of the Company present at a meeting if more than 50% of the outstanding shares of the Company are represented at the meeting in person or by proxy. Approval by the shareholders of any of the individual items of this Proposal III will be effective regardless of the outcome of shareholder voting in connection with Proposals I or II or any of the other items of this Proposal III.

Report of the Audit Committee

The Board of Directors has adopted and approved a formal written charter for the Audit Committee, attached hereto as Appendix B, which sets forth the Audit Committee's current responsibilities. The Audit Committee reviews both the audit and non-audit work of the Company's independent auditors, submits a recommendation to the Board as to the selection of independent auditors, and pre-approves (i) all audit and non-audit services to be rendered by the auditors for the Company, (ii) all audit services provided to HIFSCO, or any affiliate thereof that provides ongoing services to the Company, relating to the operations and financial reporting of the Company, and (iii) all non-audit services relating to the operations and financial reporting of the Company, provided to HIFSCO, or any affiliate thereof that provides ongoing services to the Company by any auditors with an ongoing relationship with the Company.

The Audit Committee recommends to the Company's Board of Directors the appointment of the Company's independent accountants. Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report on the Company's financial statements. The Audit Committee's responsibility is to oversee these processes.

In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

The Company's independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants the accounting firm's independence. The Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the independent accountants' independence.

Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommends to the Board of Directors that the audited financial statements for the Company's most recent fiscal year ended July 31, 2003 be included in the Company's Annual Report filed with the Securities and Exchange Commission.

The Audit Committee:

Lynn S. Birdsong                                                                            Duane E. Hill
Winifred E. Coleman                                                                     Phillip O. Peterson
Robert M. Gavin                                                                             Millard H. Pryor, Jr.

 INDEPENDENT AUDITORS

Upon the recommendation of the Audit Committee, the Board selected the firm of E&Y as independent auditors of the Company for the fiscal year ending July 31, 2004. E&Y served as independent auditors of the Company for the fiscal year ended July 31, 2003. KPMG served as independent auditors of the Company for the fiscal year ended July 31, 2002.

Audit Fees. The aggregate fees billed by KPMG and E&Y for professional services rendered for the audit of the Company's annual financial statements for the fiscal years ended July 31, 2002 and 2003 were $18,000 and $25,000, respectively.

Audit-Related Fees. No fees were billed by KPMG and E&Y for professional services rendered that are related to the audit of the Company's annual financial statements but not reported under "Audit-Fees" above for the fiscal years ended July 31, 2002 and 2003. Aggregate fees in the amount of $32,500 and $35,750 for the fiscal years ended July 31, 2002 and 2003, respectively, were billed by E&Y to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, relating to the operations and financial reporting of the Company. These fees relate to an annual review of internal controls, as required by regulation, for HASCO, an affiliate which provides transfer agency services to the Company and over 30 other mutual funds in the Hartford Fund Family.

Tax Fees. The aggregate fees billed by KPMG and E&Y for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended July 31, 2002 and 2003 were $3,675 and $2,500, respectively. No fees were billed by KPMG and E&Y for such services rendered to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, relating to the operations and financial reporting of the Company and subject to pre-approval by the Audit Committee, for the fiscal years ended July 31, 2002 and 2003.

All Other Fees. No fees were billed by KPMG and E&Y for professional services rendered for products and services other than those described above for the fiscal years ended July 31, 2002 and 2003, nor were any fees billed by KPMG and E&Y for such services rendered to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, relating to the operations and financial reporting of the Company and subject to pre-approval by the Audit Committee, for those fiscal years.

The Audit Committee has considered whether the services described above are compatible with E&Y's independence. The Audit Committee has also considered whether the provision of all other non-audit services rendered to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, is compatible with maintaining E&Y's independence. The Audit Committee has adopted pre-approval policies and procedures pursuant to which the engagement of any accountant is approved. Such procedures govern the ways in which the Audit Committee will pre-approve audit and various categories of non-audit services that the auditor provides to the Company and to the Company's investment adviser and to affiliates of the adviser that provide ongoing services to the Company. In accordance with this policy, the Audit Committee has given its approval for the provision of audit services by E&Y for the fiscal year ending July 31, 2004 and has also given its general pre-approval for the provision by E&Y of certain types of audit-related, tax and permitted non-audit services. Services which have not received pre-approval must receive specific approval of the Audit Committee. The Audit Committee is informed of each such engagement in a timely manner, and such procedures do not include delegation of the Audit Committee's responsibilities to management. Pre-approval has not been waived in respect of services described under "Audit-Related Fees," "Tax Fees" and "All Other Fees," since the pre-approval procedures were adopted by the Audit Committee.

The aggregate non-audit fees billed by KPMG and E&Y for services rendered to the Company and to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, for the fiscal years ended July 31, 2002 and 2003, amounted to $37,175 and $38,250, respectively.

Representatives of E&Y are not expected to be present at the meeting, but will be given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

EXECUTIVE OFFICERS OF THE COMPANY

Information about each executive officer's position and term of office with the Company and business experience during at least the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. Compensation paid to the executive officers of the Company is paid by Hartford Life or its affiliates. No executive officer receives any compensation from the Company.
Name and (Age)	Position/Term of Office	Business Experience During Past Five Years
David M. Znamierowski (43)	President since 2001

President, Hartford Investment Management Company ("Hartford Investment"), Senior Vice President and Chief Investment Officer for Hartford Life, Senior Vice President, Hartford Life, Inc., Managing Member and Senior Vice President of HIFSCO and HL Investment Advisors, LLC ("HL Advisors"), and Group Senior Vice President and Chief Investment Officer of The Hartford.

Robert W. Beltz, Jr. (54)	Vice President since 1993	Vice President, Securities Operations of HASCO.
Kevin J. Carr (49)	Vice President since 2001, Secretary since 2002, Assistant Secretary, 2001-2002

Assistant General Counsel since 1999, Counsel since November 1996 and Associate Counsel since November 1995 of The Hartford, Vice President and Assistant Secretary of HL Advisors and HIFSCO and Assistant Secretary, Hartford Investment.

Tamara L. Fagely (45)	Treasurer since 1993, Vice President since 1996 and Controller since 2001

Vice President of HASCO since 1998; prior to 1998, Second Vice President of HASCO; Controller for HIFSCO, Vice President, Controller and Treasurer of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc., Vice President of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., and Assistant Vice President of Hartford Life since December 2001.

George R. Jay (51)	Vice President since 2001

Assistant Vice President of Hartford Life's Equity Products Department, Controller of HL Advisors, Vice President, Controller and Treasurer of Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc. and Vice President of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

David N. Levenson (37)	Vice President since 2001	Senior Vice President since 2000 and Vice President (1995-2000) of Hartford Life; Vice President, Fidelity Investments (1994-1995), Senior Vice President of HIFSCO and HL Advisors.
John C. Walters (41)	Vice President since 2001

Executive Vice President and Director of the Investment Products Division of Hartford Life (since 2000), Managing Member and Executive Vice President of HIFSCO and HL Advisors; previously President (1996-2000) of First Union Financial Securities Group; previously Director of Sales (1994-1996) of Wheat First Union.

 OTHER MATTERS

Management does not intend to present any business to the meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based on the Company records and other information, the Company believes that all SEC filing requirements applicable to its directors and officers pursuant to Section 16(a) of the Securities Exchange Act of 1934, with respect to the Company's fiscal year ending July 31, 2003, were satisfied.

SHAREHOLDER PROPOSALS

Proposals of Company shareholders intended to be presented at the fiscal 2004 annual shareholders' meeting must be received at the Company's offices within a reasonable time before the solicitation of proxies for such meeting, in order to be considered for inclusion in the Company's proxy statement and form of proxy for the 2004 annual meeting.

   /s/ Kevin J. Carr

                                                                                                                                               Kevin J. Carr  Secretary

Dated: November 10, 2003

APPENDIX A

The following tables outline the proposed changes in the fundamental policies of the Company, stating the current policies and the proposed revised policies.

CURRENT FUNDAMENTAL INVESTMENT POLICIES

The following investment restrictions are deemed fundamental policies and may be changed only by the vote of a "majority" of the Company's outstanding voting securities, which as used herein means the lesser of (i) 67% of the Company's outstanding voting securities present at a meeting of the holders if more than 50% of the outstanding voting securities are present in person or by proxy or (ii) more than 50% of the Company's outstanding voting securities.

The Company will not:

1.     Issue any senior securities (as defined in the Investment Company act of 1940, as amended), except insofar as any borrowing permitted in Item 2 below might be considered to be the issuance of senior securities, provided, that this limitation shall not apply to interest rate futures contracts as permitted in Item 17 below.

2.     Borrow money except:

(a)     On an unsecured basis from banks or other lending institutions in negotiated transactions in order to purchase securities and may issue, publicly or privately from time to time, bonds, debentures or notes, in series or otherwise, with such interest rates and other terms and provisions as the Board of Directors of the Company may from time to time determine, provided that immediately after any such borrowing or issuance, the Company's senior securities representing indebtedness (as defined in the Investment Company Act of 1940) will have an asset coverage of at least 300% and that all other applicable requirements of the Investment Company Act of 1940 are met. The Company may borrow funds on an unsecured basis to purchase securities, provided that the aggregate amount of such borrowings at the date such borrowings are incurred does not exceed 20% of the value of the total assets of the Company. Such borrowings may be for long or short-term and, subject to compliance with applicable legal requirements, including applicable provisions of the Investment Company Act of 1940, may be evidenced by documented discount notes or other short-term notes of the Company generally referred to as "commercial paper". If deemed advisable by the Board of Directors, amounts borrowed may be repayable on demand.

(b)     From banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.

(c)     The limitations on borrowing money shall not apply to interest rate futures contracts as permitted in Item 17 below.

3.     Mortgage, pledge or hypothecate its assets except to secure temporary or emergency borrowing in an amount not exceeding 15% of the value of its total assets, provided that this limitation shall not apply to interest rate futures contracts as permitted in Item 17 below.

4.     Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Company may be deemed to be an underwriter under applicable laws.

5.     Purchase or sell real estate, except the Company may purchase or sell securities issued by companies owning real estate or interests therein.

6.     Purchase or sell commodities or commodity contracts, provided, that this limitation shall not apply to interest rate futures contracts or to fixed income securities options as permitted in Item 17 below.

7.     Invest more than 5% of the value of its total assets in the securities of any one issuer (other than securities of the Unites States Government or its agencies or instrumentalities) or purchase more than 10% of any class of the outstanding voting securities of any one issuer.

8.     Invest more than 25% of the value of its total assets in securities which have been acquired through private placement transactions (restricted securities).

9.     Concentrate its investments in any particular industry; however, it may invest up to 25% of the value of its total assets in the securities of issuers in any one industry. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries.

10.     Invest more than 25% of the value of its total assets in securities of, or guaranteed by, the Government of Canada or a Province of Canada or any instrumentality or political subdivision thereof.

11.     Purchase or retain the securities of any issuer, if, to the Company's knowledge, those officers or directors of the Company or of its investment adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

12.    Make loans to other persons, except: (i) it may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets if such loans are secured by collateral equal to at least the market value of the securities lent, provided that such collateral shall be limited to cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents; and (ii) it may purchase debt securities through private placements (restricted securities) in accordance with the Company's investment objectives and policies.

13.     Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, provided, that this limitation shall not apply to interest rate futures contracts or to fixed income securities options as permitted in Item 17 below.

14.     Participate on a joint or a joint and several basis in any securities trading account.

15.     Invest in puts, calls or combinations thereof, provided that this limitation shall not apply to interest rate futures contracts or to fixed income securities options as permitted in Item 17 below.

16.    Make short sales, except for sales "against the box," provided that this limitation shall not apply to interest rate futures contracts as permitted in Item 17 below.

17.     The Company may enter into, hold, and dispose of interest rate futures contracts and may make deposits or have similar arrangements in connection therewith. The Company will not enter into any interest rate futures contract if, immediately thereafter, the sum of (a) the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales of the Company and (b) the aggregate purchase prices under open futures contract purchases of the Company, would exceed 25% of the total assets of the Company, at market value. The Company may purchase, hold, exercise, or dispose of fixed income securities options, provided that the total premium cost of options outstanding at any time shall not be in excess of 5% of the Company's total assets.

PROPOSED POLICIES

The following investment restrictions are deemed fundamental policies and may be changed only by the vote of a majority of the Company's outstanding voting securities. Under the Investment Company Act of 1940, as amended, and as used herein, a "majority of the outstanding voting securities" means the approval of the lesser of (i) the holders of 67% or more of the outstanding shares of the Company represented at a meeting if the holders of more than 50% of the outstanding shares of the Company are present in person or by proxy, or (ii) the holders of more than 50% of the outstanding shares of the Company.

The Company has elected to be classified as a diversified closed-end management investment company.

The Company will not:

1.    Borrow money or issue any class of senior securities, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

2.     Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Company may be deemed an underwriter under applicable laws.

3.     Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.

4.     Purchase or sell commodities or commodities contracts, except that the Company may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

5.     Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Company's total assets would be invested in the securities of companies whose principal business activities are in the same industry. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries.

6.     Make loans, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

APPENDIX B

The Hartford Mutual Funds, Inc.
The Hartford Mutual Funds II, Inc.
Hartford Series Fund, Inc.
Hartford HLS Series Fund II, Inc.
The Hartford Income Shares Fund, Inc.

AUDIT COMMITTEE CHARTER

Approved May 13, 2003

1.         Membership

The Audit Committee shall be composed of at least three directors:

(a)     each of whom shall not be an "interested person" of the Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended;

(b)     each of whom shall not accept any consulting, advisory, or other compensatory fee from the Funds (other than fees for serving on the Board of Directors or any committee thereof) or have any other relationship to the Funds that may interfere with the exercise of such person's independence from the Funds and Fund management;

(c)     each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are listed or quoted;

(d)     each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(e)     at least one of whom shall have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.

The Audit Committee shall determine whether at least one member of the Audit Committee is an "audit committee financial expert" as defined in rules promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Sarbanes-Oxley Act of 2002.1 The Audit Committee shall appoint one member as chairperson.

2.         Purposes and Scope

The purposes and scope of responsibilities of the Audit Committee are:

(a)     to oversee the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of the service providers;

______________________

1 Audit committee financial experts shall not be subject to any duties, obligations or liability that are greater than those imposed on other members of the Audit Committee and the Board of Directors. Moreover, a person determined to be an audit committee financial expert shall not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended.

(b)     to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof; and

(c)     to act as liaison between the Funds' independent accountants and the full Board of Directors.

The Audit Committee shall report regularly to the Board of Directors with respect to the matters described in Section 3 of this Audit Committee Charter. The Funds' independent accountants shall report directly to the Audit Committee.

3.         Duties and Responsibilities

            To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)     To select, retain or replace the independent accountants (subject to ratification by the Independent Directors and, if applicable, to ratification by Fund shareholders as may be required by Section 32(a) of the Investment Company Act of 1940) and, in connection therewith, to evaluate the independence of the accountants as defined by the Independence Standards Board and the SEC (including whether the independent accountants provide any consulting services to the adviser or its affiliates), and to receive the accountants' specific representations as to their independence. The Audit Committee will continue its current practice of seeking the input of management on issues pertaining to the selection, retention or termination of independent accountants.

(b)     To compensate and oversee the work of the independent accountants (including resolution of disagreements between management and the independent accountants regarding financial reporting).

(c)     To review with management and independent accountants, as necessary, the audited annual financial statements of the Funds, and prepare and deliver the Audit Committee's report required to be included in any proxy statement.

(d)     To meet with the Funds' independent accountants:

(i)       to review the arrangements for and scope of the annual audit and any special audits;

(ii)     to discuss any matters of concern relating to the Funds' financial statements, including any material adjustments to such statements recommended by the independent accountants, or other results of such audit(s);

(iii)    to consider the independent accountants' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto;

(iv)     to review the opinion the independent accountants render to the Board and shareholders; and

(v)      to review the results of internal audits of areas that impact the Funds.

(e)     To consider, in consultation with the independent accountants, (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and (iii) any other material written communications between the independent accountants and management, such as any management letter or schedule of unadjusted differences.

(f)     To approve in advance (i) all audit services to be provided by the independent accountants to a Fund and (ii) all permissible non-audit services2 to be provided by the independent accountants to a Fund and to the Fund's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement related directly to the operations and financial reporting of the Fund, except for permissible non-audit services provided under a de minimis exception3 under applicable law or regulation. The Committee may delegate the authority to grant such preapprovals to one or more designated members of the Committee, if the Committee so chooses. Any pre-approval determination of a delegate shall be presented to the full Audit Committee at its next meeting. The Audit Committee shall communicate any pre-approval made by it or a delegate to the Funds to ensure that the appropriate disclosure is made in the Fund's periodic reports required by Section 13(a) of the Securities Exchange Act of 1934 and other documents as required under the federal securities laws.

(g)   To meet with the Funds' independent accountants prior to the audit to discuss the planning and staffing of the audit, including when applicable a discussion of the periodic rotation of the lead audit partner and lead review partner.

(h)     To review the fees charged to the Funds by the independent accountants for audit and permissible non-audit services.

(i)     To investigate improprieties or suspected improprieties in Fund operations.

(j)     To review and discuss periodically the Funds' policies with respect to risk assessment and risk management.

(k)     To develop, establish and periodically review procedures for: (i) the receipt, retention and treatment of complaints received by a Fund from any source regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of a Fund and its service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

_______________________________

2     "Permissible non-audit services" include any professional services, including tax services, provided to the Funds by the independent accountants, other than those provided to the Funds in connection with an audit or a review of the financial statements of the Funds. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Funds; (ii) financial information system design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

3     Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund constitutes not more than 5% of the total amount of revenues paid by the Fund, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, to the independent accountants during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or its delegate(s).

(l)     To assist the Funds, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which a Fund's shares are listed.

(m)     To cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee required by SEC Rules to be included in a Fund's annual proxy statement.

(n)     To receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of Fund internal controls that could adversely affect the Funds' ability to record, process, summarize, and report financial data and have identified for Funds' independent accountants any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds' internal controls; and (iii) whether or not there were significant changes in the Funds' internal controls or in other factors that could significantly affect the Funds' internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

(o)     To periodically discuss with management and the independent accountants the quality and adequacy of the Funds' accounting and financial reporting policies and practices, their internal controls (including the control process for reviewing and approving the Funds' internal transactions and accounting) and, as appropriate, the internal controls of service providers.

(p)     To request, review and discuss annually a report by the independent accountants describing their internal quality control procedures, material issues raised by their most recent internal quality control or peer review, or by any governmental or professional inquiry or investigation, within the preceding five years, respecting one or more independent audits carried out by the accounting firm, and any steps taken to deal with any such issues.

(q)    With respect to any closed-end Fund, review and discuss, as applicable, press releases related to the Fund's financial reporting and financial information and financial information provided to analysts and rating agencies.

(r)     To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

(s)     To perform such other functions consistent with this Audit Committee Charter, the Funds' Articles of Incorporation, the Funds' By-laws, and applicable law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Funds. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on the accuracy of the financial and other information provided to the Audit Committee by the Funds' officers and employees and its internal and external service providers, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors).

Management is responsible for maintaining appropriate systems for accounting. The Funds' independent accountants are responsible for conducting a proper audit of the Funds' financial statements and are ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject to ratification by the Independent Directors and, if applicable, to ratification by Fund shareholders) and evaluate the Funds' independent accountants, to determine the compensation of the Funds' independent accountants and, where appropriate, to replace the Funds' independent accountants.

4.                 Meetings

The Audit Committee shall meet on a regular basis at least twice a year. The Funds' Chief Accounting Officer shall attend such regular meetings, along with other invited personnel of the adviser and its affiliates, including their internal accountants. The Audit Committee may also hold special meetings as circumstances require. Participation in meetings may be telephonic.

The Audit Committee shall meet separately at least semi-annually with management, with personnel responsible for the Fund's internal audit function, and with the Funds' independent accountants, to give representatives of each the opportunity to privately discuss issues of interest to the Audit Committee.

5.                 Resources and Authority of the Audit Committee

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s), and shall have full access to all books, records, facilities and personnel of the Funds, as needed.

6. Annual Review and Approval

The Audit Committee shall review and assess the adequacy of this charter at least annually and recommend any changes to the full Board of Directors. The full Board of Directors shall approve this charter at least annually. The Charter, including any amendments thereto, shall be maintained in the records of the Funds.

[FORM OF PROXY CARD]

THREE EASY WAYS TO VOTE YOUR PROXY
Read the Proxy Statement and have the Proxy card at hand.
TELEPHONE: Call 1-800-6903 and follow the simple instructions.
INTERNET: Go to www.proxyweb.com and follow the on-line directions.
MAIL: Vote, sign, date and return your proxy by mail.
If you vote by Telephone or Internet, you do not need to mail your proxy.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE COMPANY.

Receipt of Notice of Annual Shareholders' Meeting and Proxy Statement is acknowledged by your execution of this proxy. Mark, sign, date, and return this proxy in the addressed envelope--no postage required. Please mail promptly to save the Company further solicitation expenses.
*** CONTROL NUMBER: 999 999 999 99 ***

PROXY FOR ANNUAL SHAREHOLDERS' MEETING TO BE HELD DECEMBER 16, 2003

THE HARTFORD INCOME SHARES FUND, INC.                                                        THIS PROXY IS SOLICITED ON BEHALF
                                                                                                                               OF THE BOARD OF DIRECTORS

The undersigned appoints Robert W. Beltz, Jr., Daniel E. Burton, Kevin J. Carr, Tamara L. Fagely, George R. Jay and David M. Znamierowski and each of them with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of The Hartford Income Shares Fund, Inc. (the "Company") held by the undersigned on October 31, 2003, at the annual Shareholders' Meeting of the Company, to be held at the offices of Hartford Life Insurance Company, 200 Hopmeadow Street, Simsbury, Connecticut, on Tuesday, December 16, 2003 at 8:30 a.m. Eastern Time and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

                                                                                                                                         DATE _____________________________

Please vote, date and sign and promptly return
this proxy card in the enclosed envelope.

 Shareholder(s) signs here     (Sign in the Box)

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

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Please fill in one of the boxes as shown using black or blue ink or number 2 pencil. [X]

PLEASE DO NOT USE FINE POINT PENS.

1.		TO ELECT THE FOLLOWING EIGHT NOMINEES: (01) L. S. BIRDSONG, (02) W.E. COLEMAN, (03) R.M. GAVIN, (04) D.E. HILL, (05) P.O. PETERSON, (06) M.H. PRYOR, JR., (07) T.M. MARRA, (08) L.A. SMITH. *TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, MARK THE BOX "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE BELOW.	FOR ALL [ ]	WITH-HOLD ALL [ ]	FOR ALL EXCEPT* [ ]	1.
		_________________________________________________________
			FOR	AGAINST	ABSTAIN
2.		PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY.	[ ]	[ ]	[ ]	2.
		PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING :
	(A)	(i). THE ISSUING OF SENIOR SECURITIES.	[ ]	[ ]	[ ]	3	(A)	(i).
		(ii). THE BORROWING OF MONEY.	[ ]	[ ]	[ ]	3	(A)	(ii).
3	(B).	THE PLEDGING, MORTGAGING OR HYPOTHECATING OF THE COMPANY'S ASSETS AND TO MAKE THE POLICY NON-FUNDAMENTAL.	[ ]	[ ]	[ ]	3	(B).
3	(C).	UNDERWRITING SECURITIES.	[ ]	[ ]	[ ]	3	(C).
3	(D).	INVESTMENTS IN REAL ESTATE AND INTERESTS THEREIN.	[ ]	[ ]	[ ]	3	(D).
3	(E).	PURCHASES AND SALES OF COMMODITIES AND COMMODITIES CONTRACTS.	[ ]	[ ]	[ ]	3	(E).
3	(F).	THE DIVERSIFICATION OF INVESTMENTS.	[ ]	[ ]	[ ]	3	(F).
		PROPOSAL TO MAKE THE FUNDAMENTAL POLICY REGARDING:
3	(G).	RESTRICTED SECURITIES NON-FUNDAMENTAL.	[ ]	[ ]	[ ]	3	(G).
		PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING:
3	(H).	INVESTMENT CONCENTRATIONS WITHIN A PARTICULAR INDUSTRY.	[ ]	[ ]	[ ]	3	(H).
		PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY REGARDING:
3	(I).	(i). SECURITIES OF, OR GUARANTEED BY, THE CANADIAN GOVERNMENT.	[ ]	[ ]	[ ]	3	(I)	(i).
		(ii). PURCHASING OR RETAINING SECURITIES BENEFICIALLY OWNED BY THE COMPANY'S OFFICERS OR DIRECTORS.	[ ]	[ ]	[ ]	3	(I)	(ii).
		(iii). SECURITIES TRADING ACCOUNTS.	[ ]	[ ]	[ ]	3	(I)	(iii).
		(iv). INVESTMENTS IN PUTS, CALLS OR COMBINATIONS THEREOF.	[ ]	[ ]	[ ]	3	(I)	(iv).
		PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING:
3	(J).	THE MAKING OF LOANS.	[ ]	[ ]	[ ]	3	(J).
3	(K).	(i). THE PURCHASING OF SECURITIES ON MARGIN AND TO MAKE THE POLICY NON-FUNDAMENTAL.	[ ]	[ ]	[ ]	3	(K)	(i).
		(ii). SHORT SALES AND TO MAKE THE POLICY NON-FUNDAMENTAL.	[ ]	[ ]	[ ]	3	(K)	(ii).
		(iii). INTEREST RATE FUTURES CONTRACTS AND TO MAKE THE POLICY NON-FUNDAMENTAL.	[ ]	[ ]	[ ]	3	(K)	(iii).
		IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.
		MARK BOX AT RIGHT IF AN ADDRESS CHANGE OR COMMENT HAS BEEN NOTED ABOVE.	[ ]

PLEASE SIGN AND DATE ON THE REVERSE SIDE.